Related party transactions	6 Months Ended
Jun. 30, 2019
Related party transactions
Related party transactions

17.Related party transactions

Balances and transactions with fellow Lloyds Banking Group undertakings

The Bank and its subsidiaries have balances due to and from the Bank’s parent company, Lloyds Banking Group plc, and fellow Group undertakings. These are included on the balance sheet as follows:

	At	At
	30 June	31 Dec
	2019	2018
	£m	£m

Assets
Due from fellow Lloyds Banking Group undertakings	1,887	1,878
Derivative financial instruments	1,330	2,589
Financial assets at fair value through profit or loss	—	1,062

Liabilities
Due to fellow Lloyds Banking Group undertakings	17,514	19,663
Derivative financial instruments	1,580	2,693
Financial liabilities at fair value through profit or loss	13	137
Debt securities in issue	1,725	193
Subordinated liabilities	2,993	2,985

During the half-year to 30 June 2019 the Group earned £6 million (half-year to 30 June 2018: £34 million) of interest income and incurred £236 million (half-year to 30 June 2018: £235 million) of interest expense on balances and transactions with Lloyds Banking Group plc and fellow Group undertakings.

As part of the arrangements in the run-up to the establishment of the Lloyds Banking Group’s intended joint venture with Schroders plc, the Bank sold certain wealth management business to a fellow subsidiary of Lloyds Banking Group plc for proceeds of £107 million, realising a profit of £107 million. The Bank also entered into a service agreement in relation to the transferred business and has established a provision of £75 million reflecting the onerous nature of this contract.

Other related party transactions

Other related party transactions for the half-year to 30 June 2019, including those with directors, are similar in nature to those for the year ended 31 December 2018.